CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		30 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Consolidated Statements Of Operations
Total Revenue
Expenses
Exploration & Leasehold Costs	457,501	142,664	655,934
Management and Consulting	119,480	101,774	221,254
General and Administration	931,607	221,711	1,153,900
Depreciation	154	1,927	2,082
Accretion on Asset Retirement Obligation	9,436	622	10,057
Total Expenses	1,518,178	468,698	2,043,227
Other Income (Expense)
Other Expenses	(7,310)	(800)	(8,110)
Interest Income		167	167
Gain on Sale of Oil and Gas Properties		123,476	123,476
Total Other Income (Expense)	(7,310)	122,843	115,533
Net Loss	$ (1,525,488)	$ (345,855)	$ (1,927,694)
Loss per common share Basic and diluted	$ (0.02)	$ (0.01)	$ (0.04)
Weighted average number of shares outstanding Basic and diluted	61,114,602	27,287,500	50,640,219